Exhibit 10.24

OFFICE LEASE

by and between

L. A. T. INVESTMENT CORPORATION,

a California corporation

“Landlord”

and

COMPUMED, INC.

a Delaware corporation

“Tenant”

Effective Date

March 1, 2008

TABLE OF CONTENTS

          Page

1.

Parties

1

2.

Summary of Basic Terms

1

3.

Demise and Term

2

4.

Possession and Commencement

2

5.

Monthly Rent

2

6.

Security Deposit

3

7.

Operating Expenses

3

8.

Use of Premises

4

9.

Alterations and Additions

5

10.

Repairs

7

11.

Services and Utilities

8

12.

Entry by Landlord

8

13.

Tenant’s Insurance

9

14.

Damage or Destruction; Eminent Domain

10

15.

Assignment and Subletting

11

16.

Quiet Enjoyment

14

17.

Mortgagee Protection

14

18.

Estoppel Certificates

15

19.

Default

15

20.

Remedies for Default

16

21.

Holding Over

17

22.

Indemnification and Exculpation

18

23.

Rules and Regulations

19

24.

Other Taxes

19

25.

Tenant’s Broker

19

26.

Parking

19

27.

Authority to Enter into Lease

20

28.

Substituted Premises

20

29.

Removal of Property

20

30.

Option to Extend Term

21

31.

General Provisions

21

ii

LIST OF EXHIBITS

Exhibit “A” - Premises Floor Plan

Exhibit “B” - Lease Commencement Date Confirmation

Exhibit “C” - Rules and Regulations of Building

Exhibit “D” - Corporate Resolution

Exhibit “E” – Tenant Improvements

iii

INDEX OF DEFINED TERMS

Term

Where Defined

Additional Rent

Article 5

Alterations

Section 9.1 (a)

Base Year

Article 2

Building

Article 2

Building Parking Facility

Article 26

Building 7

Article 26

Commencement Date

Section 4.3

Comparison Year

Section 7.1 (a)

Expiration Date

Article 2

HVAC

Section 9.1 (a)

Land

Article 2

Landlord

Article 1

Landlord’s Affiliates

Section 22.1 (b)

Landlord’s Mortgagee

Section 17.1

Laws

Section 8.3

Lease Term

Article 2

Lease Year

Article 2

Liabilities

Section 22.1 (a)

Liens

Section 9.3

Monthly Rent

Article 2

Operating Expenses

Section 7.1 (c)

Option

Article 29

Permitted Use

Article 2

Premises

Article 2

Real Property Taxes

Section 7.1 (b)

Relocation Notice

Article 28

Rentable Area of Building

Article 2

Rentable Area of Premises

Article 2

Scheduled Commencement Date

Article 2

Security Deposit

Article 2

Superior Lease and Mortgage

Article 16

Tenant

Article 1

Tenant’s Affiliates

Section 22.1 (b)

Tenant’s Broker

Article 2

Tenant’s Parking

Article 26

Tenant’s Property

Section 9.2

Tenant’s Share

Section 7.2

OFFICE LEASE

1.

Parties.

This office lease (“Lease”), dated for reference purposes only as December 17, 2007 is entered into by and between L. A. T. INVESTMENT CORPORATION, a California corporation (“Landlord”), and COMPUMED, INC., a Delaware corporation (“Tenant”).

2.

Summary of Basic Terms.

As used in this Lease, the following terms shall have the meanings set forth below, subject to the qualifications, adjustments and exceptions set forth elsewhere in this Lease:

(a)

Base Year: calendar year 2008.

(b)

Building: The office building located at 5777 West Century Boulevard, Los Angeles, California, including all plazas, lobbies, landscaped areas, office and commercial space and parking garages.

(c)

Commencement Date:  March 1, 2008.

(d)

Expiration Date:  February 28, 2013.

(e)

Land:  The parcel(s) of land upon which the Building is located.

(f)

Landlord’s Address for Notices: 5777 West Century Boulevard, Suite 950, Los Angeles, CA  90045, Attn: Property Manager.

(g)

Lease Term: Five (5) years.

(h)

Lease Year: Each twelve (12) month period commencing with the Commencement Date.

(i)

Monthly Rent: $13,686.25 during the first Lease Year with 3% annual increase in the ensuing Lease Years.

(j)

Permitted Use: General business and professional office use consistent with the character of a first class institutional quality office building (excluding governmental and clinical medical uses) and for no other purpose.

(k)

Premises: That portion of the third (3rd) floor of the Building, more commonly referred to as Suites 360 and 390 as shown hatched in black on the floor plan attached hereto as Exhibit “A”.

(l)

Rentable Area of Building: 472,531 rentable square feet (which number shall be conclusive for all purposes hereunder).

(m)

Rentable Area of Premises: 10,949 rentable square feet (which number shall be conclusive for all purposes hereunder).

(n)

Security Deposit: $15,404.00.

(o)

Tenant’s Address for Notices Prior to the Commencement Date:  5777 W. Century Blvd., Suite 1285, Los Angeles,  CA  90045

(p)

Tenant’s Broker: None

(q)

Tenant’s Share Factor: 2.32%

3.

Demise and Term.

Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord, subject to all of the terms, covenants and conditions in this Lease.  The Premises are leased for the Lease Term, which, subject to Article 4 below, shall commence on the Commencement Date and shall expire on the Expiration Date, unless sooner terminated pursuant to the provisions of this Lease.

4.

Possession and Commencement.

4.1

Delay in Delivery of Possession.  The Premises shall be delivered to, and accepted by, Tenant in its AS-IS condition, as further provided in Section 10.1, below.  If Landlord cannot deliver possession of the Premises to Tenant on the Commencement Date for any reason, this Lease shall not be void or voidable nor shall Landlord be liable to Tenant for any Liabilities resulting therefrom, and Tenant waives the provisions of any Laws to the contrary.  In this case, the Lease Term and the regular installments of Monthly Rent and Additional Rent payable by Tenant shall not commence until Landlord delivers possession of the Premises.  If Landlord delivers and Tenant accepts possession of the Premises prior to the Commencement Date, the Lease Term shall commence on the date Tenant accepts possession and all of the terms, covenants and conditions of this Lease, including, without limitation, Tenant’s obligation to pay the Monthly Rent and Additional Rent hereunder, shall commence as of such date.  If Landlord delivers possession of the Premises after the Commencement Date, the Lease Term shall commence on the date Tenant accepts possession and the Expiration Date shall be shifted accordingly so that the Lease Term shall remain as set forth in Section 2 (g).

4.2

Delays Caused by Tenant.  Notwithstanding anything to the contrary in Section 4.1, if Landlord’s failure to deliver possession of the Premises to Tenant on the Commencement Date results from Tenant’s (or its agents’ or employees’) acts or omissions, the Monthly Rent and Additional Rent payable by Tenant shall commence on the date when Landlord would have delivered possession of the Premises but for such acts or omissions.

4.3

Commencement Date.  The term “Commencement Date” means the date set forth in Section 2 (c) or the date when the Lease Term commences as described in Section 4.1 above.  Upon Landlord’s request, Tenant shall confirm the Commencement Date ,by executing a confirmation letter (substantially in the form attached hereto as Exhibit “B”), but Tenant’s failure to do so shall not affect the commencement of the Lease Term.

5.

Monthly Rent.

5.1

Monthly Rent.  Tenant shall pay to Landlord, as rent for the Premises, the Monthly Rent stipulated in Article 2.  The Monthly Rent shall be payable in advance on or before the first day of the first full calendar month of the Lease Term  (the “First Month”) and on or before the first day of each successive calendar month thereafter during the Lease Term, except, that the Monthly Rent for the First Month (and for the period {if any} between the Commencement Date and the First Month) shall be paid upon the execution of this Lease.  The Monthly Rent for any period during the Lease Term which is for less than one (1) month shall be prorated based on a thirty (30) day month.  The Monthly Rent and all other rent hereunder shall be paid without prior notice or demand, without deduction or offset, in lawful money of the United States of America which shall be legal tender at the time of payment, at the office of the Building or to another person or at another place as Landlord may from time to time designate in writing.  The term “Additional Rent” means all amounts other than Monthly Rent payable by Tenant hereunder (whether or not designated as Additional Rent).

   5.2      Abated Rent.

As an inducement for Tenant to enter into this Lease with Landlord, Landlord hereby conditionally abates Tenant’s obligation to pay one-half (½) of Monthly Rent due in months 5 and 11 of each Lease Year of the Lease Term for a total of ten (10) months, provided however Tenant shall pay all other sums and charges payable under the Lease (including, without limitation any Additional Rent and parking charges) during said months.  Such abated rent shall be collectively referred to as the “Rent

Concessions”.   Tenant agrees Landlord’s granting of the Rent Concessions shall be deemed conditioned upon Tenant’s full and faithful performance of all the terms, covenants and conditions of this Lease to be performed or observed by Tenant during the term hereof.  Upon any event of default of this Lease by Tenant which is not cured within the time limits (if any) specified in Article 19, all Rent Concessions which may come due in the future pursuant to the terms of this Lease shall automatically be deemed deleted from this Lease and of no further force and effect and any Rent Concessions theretofore given or paid by Landlord shall be immediately due and payable by Tenant to Landlord and recoverable by Landlord as Additional Rent due under this Lease, and notwithstanding any subsequent cure of such event of default.

6.

Security Deposit.

Landlord acknowledges receipt and possession of $10,780.00 as security deposit on a previous lease (suite 1285).  Upon the execution of this Lease, Tenant shall deposit the balance of $4,624.00 with Landlord.  The Security Deposit shall be held by Landlord as security for the performance of all of Tenant’s obligations during the Lease Term.  Upon any default by Tenant under this Lease, Landlord may, but shall not be obligated to use, apply or retain all or any part of the Security Deposit for the payment of any rent in default, or any other Liabilities which Landlord may incur as a result of or in connection with Tenant’s default.  If any portion of the Security Deposit is so used or applied Tenant shall, within five (5) days after written demand therefore, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its previous amount.  Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to receive interest on the Security Deposit. Each time the Monthly Rent shall increase as a result of an exercise by Tenant of an Option, within five (5) business days thereafter, Tenant shall pay the Landlord as an additional Security Deposit an amount equal to the difference between the Monthly Rent for the last year of the Option Term, and the Security Deposit then held by Landlord, If Tenant complies with all of the provisions of this Lease, the unused portion of the Security Deposit shall be returned to Tenant (or, at Tenant’s option, to the last assignee of Tenant’s interest hereunder) within thirty (30) days after the expiration or sooner termination of the Lease Term and the surrender of possession of the Premises to Landlord in the condition required hereby.

7.

Operating Expenses.

7.1

Definitions.  As used in this Lease, the following terms have the meanings set forth below:

(a)

Comparison Year: Each calendar year after the Base Year, all or any portion of which falls within the Lease Term.

(b)

Real Property Taxes:  Any fee, license fee, license tax, business license fee, commercial rental tax, levy charge, assessment, penalty or tax imposed by any taxing authority against the Land or the Building and/or Landlord’s personal property located thereon or therein; any tax on Landlord’s right to receive, or the receipt of, rent or income from the Land or the Building; any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Land or the Building; any tax imposed on this transaction or based on a reassessment of the Land or the Building due to a change in ownership or transfer of all or part of Landlord’s interest in this Lease, the Land or the Building; and any charge or fee replacing any tax previously included within this definition.  Real Property Taxes do not include Landlord’s federal or state net income, franchise, inheritance, gift or estate taxes.

(c)

Operating Expenses:  All costs and expenses of operating, managing, maintaining and repairing the Building and the Land, including, but not limited to:  Real Property Taxes; insurance premiums for all insurance policies deemed necessary by Landlord; deductible amounts under insurance policies; license, permit and inspection fees in connection with operation of the Building; janitorial services; wages of Landlord’s employees engaged in the operation, maintenance or repair of the Building or the Land, including all customary employee benefits, Worker’s Compensation and payroll taxes; management fees, or, if no managing agent is retained for the Building, a sum in lieu thereof which is not in excess of the prevailing rate for the management services charged by professional management companies for the operation of similar buildings; legal, accounting and other consulting fees; the cost of air conditioning, heating, ventilation, electricity, water and sewer charges, and other services and utilities; elevator maintenance; capital  improvements and replacements to all or any portion of the Building and the Land made after completion of the Building, which shall be appropriately amortized over the useful life of such improvements; capital improvements and replacements to all or any portion of the Building and the Land made after completion of the Building as a result of or in order to comply with any  Laws including, but not limited to, Laws pertaining to energy, natural resources conservation, safety or environmental protection, which shall be appropriately amortized over the useful life of such improvements; all costs and expenses incurred by Landlord and interest on any funds borrowed to pay the cost of any of the foregoing capital improvements; supplies, materials, equipment and tools; and maintenance and repair of all parking and common areas.  Operating Expenses do not include depreciation on the existing Building and improvements or equipment therein, loan payments (except as expressly provided above), executive salaries or real estate broker’s commissions.

7.2

Payment for Increases in Operating Expenses.  If the Operating Expenses paid or incurred by Landlord in any Comparison Year increase over the Operating Expenses paid or incurred for the Base Year, Tenant shall pay, as Additional Rent, Tenant’s share of the increase (“Tenant’s Share”) in the manner set forth in this Article.  If, during any period in a Comparison Year or in the Base Year, less than ninety-five percent (95%) of the rentable area of the Building is occupied, the Operating Expenses for that year shall be adjusted to what the Operating Expenses would have been if ninety-five percent (95%) of the rentable area of the Building had been occupied throughout that year.  Tenant’s Share of increase in Operating Expenses shall be prorated for any partial Comparison Year which falls within the Lease Term.

7.3

Manner of Payment.  Landlord shall deliver to Tenant a statement showing Landlord’s reasonable estimate of the Operating Expenses for each Comparison Year and the amount of Tenant’s Share of any increase in Operating Expenses based on such estimate.  Commencing as of the first day of each Comparison Year and on the first day of each month thereafter, Tenant shall pay to Landlord, at the times and in the manner provided herein for the payment of Monthly Rent, one-twelfth (1/12) of Tenant’s Share of any increases as shown by Landlord’s statement.  If Landlord’s statement is furnished after January 1 of a Comparison Year, then on or before the first day of the first calendar month following Tenant’s receipt of Landlord’s statement, in addition to the monthly installment of Tenant’s Share of any increases due on that date, Tenant shall pay the amount of Tenant’s Share of any increases for each calendar month or fraction thereof that has already elapsed in such Comparison Year.

7.4

Final Statement.  Within one hundred twenty (120) days after the end of each Comparison Year (including the Comparison Year in which the Lease Term terminates) or as soon thereafter as practicable, Landlord shall deliver to Tenant a final statement of the actual Operating Expenses for such Comparison Year.  Within ten (10) days of delivery of each final statement, Tenant shall pay Landlord the amount due for Tenant’s Share of any excess of actual Operating Expenses over the amount paid by Tenant to Landlord on account of Landlord’s reasonable estimate of Operating Expenses.  Tenant shall have thirty (30) days after delivery of Landlords’ final statement to object in writing to the accuracy of the statement.  If Tenant does not object within such thirty (30) day period, Landlord’s final statement shall be conclusive and binding on Tenant. Objections by Tenant shall not excuse or abate Tenant’s obligation to make the payments required under this Section 7.4 (or under Section 7.3) pending the resolution of Tenant’s objection.  Any credit due to Tenant for overpayment of Tenant’s Share of any increases in the Operating Expenses shall be credited against the installments of Monthly Rent next coming due.  However, any overpayment for the Comparison Year in which the Lease Term terminates shall be retained by Landlord to increase the Security Deposit, and shall be refunded, used, applied or retained as set forth in Article 6 above.

8.

Use of Premises.

8.1

Permitted Use.  Tenant shall use the Premises only for the Permitted Use and shall not use or permit the Premises to be used for any other purpose.

8.2

Restrictions on Use.  Tenant shall not do or permit anything to be done in or about the Premises, Land or Building nor bring or keep anything therein which will (a) increase the existing rate of, cause the cancellation of, or otherwise adversely affect any casualty or other insurance for the Building or any part thereof or any of its contents; (b) impair the proper and economic maintenance, operation and repair of the Land or the Building or any portion thereof; (c) obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them; (d)  cause any nuisance in or about the Premises, Land or the Building; or (e) cause a weight load or stress on the floor or any portion of the Premises in excess of the weight load or stress which the floor or other portion of the Premises is designed to bear.  Tenant shall not use or allow any part of the Premises to be used for the storage, manufacturing or sale of food or beverages or for the manufacture, retail sale or auction of merchandise, goods or property of any kind, or as a school or classroom, or as a medical or dental office, or for any unlawful or objectionable purpose.  Tenant shall not commit or allow to be committed any waste to the Premises or the Building.

8.3

Compliance with Laws.  Tenant shall not use the Premises or permit anything to be done in or about the Premises, the Building or the Land which will in any way conflict with any law, statute, ordinance, code, rule, regulation, requirement, license, permit, certificate, judgment (including case law), decree, order or direction of any governmental or quasi-governmental authority, agency, department, board, panel or court (singularly and collectively “Laws”).  Tenant shall, at its expense, promptly comply with all Laws and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to or affecting the condition, use or occupancy of the Premises.  Tenant shall not be required to make structural changes to the Premises unless they arise or are required because of or in connection with Tenant’s specific use of the Premises, or the type of business conducted by Tenant in the Premises, or Tenant’s Alterations, or Tenant’s acts or omissions.  Tenant shall obtain and maintain in effect during the Lease Term all licenses and permits required for the proper and lawful conduct of Tenant’s business in the Premises, and shall at all times comply with such licenses and permits.  The judgment of any court of competent jurisdiction or the admission of Tenant in any action or proceeding (whether Landlord is a party or not) that Tenant has violated any Laws shall be conclusive of that fact as between Landlord and Tenant.

8.4

Hazardous Materials.  Without limiting the generality of Section 8.3 above, Tenant shall not transport, use, store, maintain, generate, manufacture, handle, dispose, release or discharge any hazardous materials, as same is defined in any Laws upon or about the Premises, Building or Land, nor permit Tenant’s Affiliates or other occupants of the Premises to engage in such activities, save and accept substances used in connection with normal office use, provided such substances shall be used and maintained only in such quantities as are reasonably necessary for the Permitted Use of the Premises and strictly in accordance with applicable Laws and manufacturer’s instructions therefor and further provided that such substances shall not be disposed of, released or discharged on the Premises, Building or Land and shall be transported to and from the Premises in compliance with all applicable Laws.

9.

Alterations and Additions.

9.1

Landlord’s Consent.

(a)

Tenant shall not make or permit to be made any alterations, additions or improvements (singularly and collectively “Alterations”) to the Building or the Premises or any part thereof without the prior written consent of Landlord in each instance.  However, Landlord’s consent shall not be required for minor decorations of the Premises such as wall hangings, and movable partitions, nor for the installation of furnishings and, subject to the provisions of Section 11.2, office equipment.

(b)

Landlord will not unreasonably withhold its consent to any Alterations provided and upon the condition that all of the following conditions shall be satisfied:  (i) the Alterations do not affect the outside appearance of the Building;  (ii) the Alternations are nonstructural and do not impair the strength of the Building or any part thereof;  (iii) the Alterations are to the interior of the Premises and do not affect any part of the Building outside of the Premises;  (iv) the Alterations do not affect the proper functioning of the heating, ventilating and air conditioning (“HVAC”), mechanical, electrical, sanitary or other utilities, systems and services of the Building, or increase the usage thereof by Tenant;  (v) Landlord shall have approved the final plans and specifications for the Alternations and all contractors who will perform them; (vi) Tenant pays to Landlord (A) a fee for Landlord’s indirect costs, field supervision or coordination in connection with the Alterations equal to ten percent (10%) of the estimated cost of the Alterations, and (B) the actual and customary costs and expenses incurred by Landlord in reviewing Tenant’s plans and specifications and inspecting the Alterations to determine whether they are being performed in accordance with the approved plans and specifications and in compliance with Laws, including, without limitations the fees of any architect or engineer employed by Landlord for such purpose;  (vii) before proceeding with any Alteration which will cost more than $10,000 (exclusive of the costs of items constituting Tenant’s Property, as defined in Section 9.2), Tenant obtains and delivers to Landlord, at Landlord’s option, either: (C) a performance bond and a labor and materials payment bond for the benefit of Landlord, issued by a corporate surety licensed to do business in California, each in an amount equal to one hundred twenty five percent (125%) of the estimated cost of the Alterations and in form satisfactory to Landlord, or (D) such other security as shall be reasonably satisfactory to Landlord; (viii) before proceeding with any Alteration, Tenant shall have provided Landlord with all building permits and/or other permits or licenses required for such Alternation; and (ix) before proceeding with any Alteration, Tenant shall have provided Landlord with certificates of insurance from a company or companies approved by Landlord from Tenant’s contractor for combined single limit of bodily injury and property damage insurance covering comprehensive general and automobile liability, including completed operations coverage part, in an amount of not less than one million dollars ($1,000,000.00) per occurrence and endorsed to show Landlord as an additional named insured, and for worker’s compensation insurance in favor of Tenant’s contractor as required by law (provided, however, nothing in this Section 9.1(b) shall release Tenant of its other insurance and indemnity obligations under this Lease).  Unless all of the foregoing conditions are satisfied, Landlord shall have the right to withhold its consent to the Alterations in Landlord’s sole and absolute discretion.

(c)

Not less than fifteen (15) days nor more than twenty (20) days prior to commencement of any Alterations, Tenant shall notify Landlord of the work so that Landlord may post notices of non-responsibility about the Premises.  All Alterations must comply with all Laws, the other terms of this Lease, and the final plans and specifications approved by Landlord, and Tenant shall fully and promptly comply with and observe the rules and regulations of Landlord then in force with respect to the making of Alterations.  Landlord’s review and approval of Tenant’s plans and specifications are solely for Landlord’s benefit.  Landlord shall have no duty toward Tenant, nor shall Landlord be deemed to have made any representation of warranty to Tenant, with respect to the safety, adequacy correctness, efficiency or compliance with Laws of the design of the Alterations, the plans and specifications thereof, or any other matter regarding the Alterations.

9.2

Ownership and Surrender of Alterations.  Upon their installation, all Alterations, including, but not limited to, wall covering, floor covering, window treatments, paneling and built-in cabinets, but excluding movable furniture, trade fixtures and office equipment (such moveable furniture, trade fixtures and office equipment being hereafter referred to as “Tenant’s Property”), shall become a part of the realty and belong to Landlord and shall be surrendered with the Premises.  However, upon the expiration or sooner termination of the Lease Term, Tenant shall, upon written demand by Landlord, at Tenant’s expense, immediately remove any Alterations made by Tenant which are designated by Landlord to be removed and repair any damage to the Premises caused by such removal.

9.3

Liens. Tenant shall pay when due all claims for labor, materials and services furnished by or at the request of Tenant or Tenant’s Affiliates.  Tenant shall keep the Premises, the Building and the Land free from all liens, security interests and encumbrances (including, without limitation, all mechanic’s liens and stop notices) created as a result of or arising in connection with the Alterations or any other labor, services or materials provided for or at the request of Tenant or Tenant’s Affiliates, or any other act or omission of Tenant or Tenant’s Affiliates, or persons claiming through or under them.  (Such liens, security interests and encumbrances singularly and collectively are herein called “Liens”).  Tenant shall not use materials in connection with the Alterations that are subject to any Liens.  Tenant shall indemnify Landlord and Landlord’s Affiliates for, and hold Landlord and Landlord’s Affiliates harmless from and against:  (a) all Liens;  (b) the removal of all Liens and any actions or proceedings related thereto; and (c) all Liabilities incurred by Landlord or Landlord’s Affiliates in connection with the foregoing.  If Tenant fails to keep the Premises, the Building and the Land free from Liens, then, in addition to any other rights and remedies available to Landlord, Landlord may, but shall not be required to, take any action necessary to discharge such Liens, including, but not limited to, payment to the claimant on whose behalf the Lien was filed, without regard to any defense or offset that Tenant may have had against the claimant.  Landlord’s curative action shall not cure Tenant’s default in failing to keep the Premises, the Building and the Land free from Liens.

9.4

Additional Requirements.  Alterations shall comply with all Laws.  Tenant, at its expense, shall obtain all necessary permits and certificates for the commencement and performance of Alterations and for final approval thereof upon completion, shall deliver copies of such permits and certificates to Landlord promptly following the issuance thereof and shall cause the Alterations to be performed in compliance therewith and with all applicable insurance requirements, and in a good, first-class and workmanlike manner.  Tenant, at its expense, shall diligently cause the cancellation or discharge of all notices of violation arising from otherwise connected with Alterations, or any other work, labor, services or materials done for or supplied to Tenant or Tenant’s Affiliates, or by any person claiming through or under Tenant or Tenant’s Affiliates.  Alterations shall be performed so as not to interfere with any other tenant in the Building, cause labor disharmony therein, or delay or impose any additional expense on Landlord in the construction, maintenance, repair or operation of the Building.  Throughout the performance of the Alterations, Tenant, at its expense, shall carry, or cause to be carried, in addition to insurance described in Article 13, Worker’s Compensation insurance in statutory limits and such other insurance as Landlord may reasonably require, with insurers reasonably satisfactory to Landlord.  Tenant shall furnish Landlord with satisfactory evidence that such insurance is in effect at or before the commencement of the Alterations and, upon request, at reasonable intervals thereafter until completion of the Alterations.

10.

Repairs.

10.1

Condition of Premises. The Premises shall be delivered to Tenant in an “as is” and “all faults” condition and Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof either prior to or during the Lease Term except to the extent expressly provided in Exhibit “E” attached hereto.  By accepting possession of the Premises, Tenant shall be deemed to have acknowledged that the Premises is suitable for its purposes and it is in good condition and repair.  Subject to Section 10.2, Tenant, at its expense, shall keep the Premises and every part thereof in good condition and repair and shall, upon the expiration or sooner termination of the Lease Term, surrender the Premises to Landlord broom clean and in good condition and repair, ordinary wear and tear excepted.  Tenant acknowledges and agrees that it has inspected, or prior to the Commencement Date will inspect, the Premises and that Tenant is not relying on any representations or warranties made by Landlord or Landlord’s Affiliates regarding the Premises, the Building or the Land except as may be expressly set forth herein.

10.2

Landlord’s Obligation to Repair. Subject to Article 14, Landlord shall repair and maintain the common areas and the structural portions of the Building, including, but not limited to, the structural portions of the roof, the foundations, exterior load-bearing walls, and the basic HVAC, mechanical, electrical and plumbing systems initially installed by Landlord in the Building.  However, if the repair or maintenance is caused in whole or in part by the act, neglect, fault or omission of Tenant or Tenant’s Affiliates or by Tenant’s Alterations, Tenant immediately shall pay for such repair or maintenance and shall indemnify Landlord for and defend and hold Landlord harmless from and against all other Liabilities incurred by Landlord in connection therewith.  Landlord shall have a reasonable time after written notice from

Tenant to perform necessary repairs or maintenance.  Tenant waives all rights granted under Law to make repairs at Landlord’s expense.   Except as specifically provided in Article 14, below, in no event shall any payments owed by Tenant under this Lease be abated, nor shall Landlord have any liability for interruption or interference with Tenant’s business, on account of Landlord’s failure to make repairs under this Section 10.2.

11.

Services and Utilities.

11.1

Landlord’s Services. Subject to the rules and regulations of the Building and Section 31.8 herein, Landlord shall furnish to the Premises electricity for normal office lighting and fractional horsepower office machines, water, plumbing and HVAC required in Landlord’s judgment for the comfortable use and occupancy of the Premises, and janitorial services, as hereinafter provided.  Landlord shall also maintain and keep lighted the common stairs, entries and restrooms in the Building.

11.2

Restrictions on Use. Without the prior written consent of Landlord in each instance, Tenant shall not use or install any apparatus, device or equipment on the Premises, including, but not limited to, electronic data processing machines (but excluding personal computers, work stations and similar computers), punch card machines and machines which will require a dedicated circuit or which will in any way increase the amount of water, electricity or HVAC normally furnished for similar space in the Building.  Landlord may condition its consent on, among other things, the installation of additional risers, feeders and other appropriate equipment as well as meters in the Premises to measure the amount of water and electricity consumed.  Tenant shall pay to Landlord on demand the cost of:  (a) purchasing, installing, maintaining and repairing such equipment and/or meters and units;  (b)  all water and electricity consumed as shown by said meters, at the rates charged by the local utility company; and (c)  any additional expense incurred in connection with the foregoing.  If a separate meter is not installed, the cost for any excess water and electricity will be established by an estimate made by a utility company or electrical engineer selected by Landlord.  Tenant shall not connect any apparatus, device or equipment except through existing electrical outlets in the Premises.

11.3

Janitorial Services. The janitorial services, to be provided by Landlord, shall be provided five (5) days a week, Monday through Friday (except for Building observed holidays).  Janitorial services shall be those customarily furnished for similar buildings in the general vicinity of the Building.

11.4

Hours of Operation. HVAC for the Premises shall be provided five (5) days a week, Monday through Friday, from 8:00 o’clock a.m. to 6:00 o’clock p.m. (except for Building observed holidays) and Saturdays from 8:00 o’clock a.m. to 12 noon (except for Building observed holidays).

11.5

Extra Hours. If during any other hours or any other days Tenant desires to have any services or utilities supplied to the Premises, and if Landlord is able to provide the same, Tenant shall pay Landlord such charge as Landlord shall establish from time to time for providing such services or utilities; provided, however, such charge shall not exceed Landlord’s actual cost or expense for providing such services or utilities.  Any such charges which Tenant is obligated to pay shall be deemed to be Additional Rent hereunder.

12.

Entry by Landlord.

Landlord shall at all times have the right to enter the Premises upon no less than twenty four (24) hours’ prior verbal notice in order to:  inspect the Premises; post notices of non-responsibility; show the Premises to prospective purchasers, lenders or tenants; perform its obligations and exercise its rights hereunder; and make repairs, improvements, alterations or additions to the Premises or any portion thereof as Landlord deems necessary or desirable and to do all things necessary in connection therewith, including, but not limited to, erecting scaffolding and other necessary structures, provided, however, no such notice shall be required prior to entry in case of emergency.  Landlord shall retain (or be given by Tenant) keys to unlock all of the doors within the Premises, excluding doors to Tenant’s vaults and files.  Landlord shall have the right to use any and all means necessary to obtain entry to the Premises in an emergency.  Landlord’s entry to the Premises shall not, under any circumstances, be deemed to be a forceful or unlawful entry into, or a detainer of, the Premises or an eviction of Tenant from the Premises or any portion thereof.

13.

Tenant’s Insurance.

13.1

Casualty Insurance.  At all times during the Lease Term, Tenant, at its expense, shall maintain in effect policies of casualty insurance covering: (a) all Alterations made by Tenant and all leasehold improvements; and (b) all of Tenant’s Property and other personalty from time to time in, on or about the Premises, in an amount not less than their full replacement cost (without deduction for depreciation) from time to time during the term of this Lease.  Such policies shall provide for protection against any perils normally included within the classification of “All Risks”, and shall contain endorsements covering:  demolition and increased cost of construction; water damage, vandalism and malicious mischief; liability for changes in Laws.  The proceeds of such insurance shall be used for the repair or replacement of the property so insured, except that upon termination of this Lease following a casualty as set forth herein, the proceeds applicable to the items described in clause (a) above shall be paid to Landlord, and the proceeds applicable to the items described in clause (b) above shall be paid to Tenant.

13.2

Public Liability and Property Damage Insurance.  At all times during the Lease Term, Tenant, at its expense, shall maintain commercial general liability insurance and property damage insurance (including, but not limited to, automobile liability, personal injury, broad form contractual liability, owner’s (i.e. Tenant’s) contractor’s protective and broad form property damage) with respect to the ownership, maintenance, use, operation and condition of the Premises and the business conducted therein.  Such insurance shall at all times have limits of not less than One Million Dollars ($1,000,000) combined single limit per occurrence for bodily injury, personal injury and property damage liability.  At Landlord’s request, these limits shall be increased from time to time during the Lease Term (but not more often that once every two years) to such higher limits as Landlord or its insurance consultant believe are necessary to protect Landlord.  The amount of such insurance shall not limit Tenant’s liability nor relieve Tenant of any obligation hereunder.  Each policy shall contain cross liability endorsements, if applicable, and shall insure Tenant’s performance of the indemnity provisions contained in Section 22.2 and elsewhere in this Lease and any other obligation of Tenant to Landlord hereunder.

13.3

Business Interruption/Extra Expense Insurance.  At all times during the Lease Term, Tenant, at its expense, shall maintain loss of income, business interruption and extra expense insurance in such amounts as will reimburse Tenant for direct or indirect loss of earnings and incurred costs attributable to the perils commonly covered by Tenant’s property insurance described above.  Such insurance will be carried with the same insurer that issues insurance for the personal property.

13.4

Other Insurance Required by Law.  At all times during the Lease Term, Tenant, at its expense, shall maintain any and all other insurance as required by law, including without limitation worker’s compensation insurance and state disability insurance.

13.5

Policy Requirements.

(a)

All insurance required to be carried by Tenant hereunder shall be issued by responsible insurance companies, qualified to do business in the State of California, approved by Landlord and, if required, by Landlord’s Mortgagee.  Copies of all policies and certificates therefore shall be delivered to Landlord and the Landlord’s Mortgagee at least ten (10) days prior to Tenant’s occupancy of the Premises.  Each policy shall provide that it may not be canceled or modified except after thirty (30) days prior written notice to Landlord and Landlord’s Mortgagee named as an additional insured or loss payee thereunder.  Tenant shall furnish Landlord with renewals or “binders” of each policy at least thirty (30) days prior to expiration.  Tenant shall have the right to provide insurance coverage pursuant to blanket policies obtained by Tenant if the blanket policies expressly afford coverage as required by this Lease.  Each policy shall provide that all losses shall be settled in the name of Landlord (or, if required, Landlord’s Mortgagee) only.

(b)

Landlord and, if required, Landlord’s Mortgagee shall be named as an additional insured in each insurance policy and certificate therefore and, if requested by Landlord, they also shall be named as loss payees.  The commercial general liability insurance shall:  apply severally to Landlord, Landlord’s Mortgagee and Tenant; cover each of them as if separate policies had been issued to each of them; not contain provisions affecting any rights which any of them would have had as claimants if not named as an insured; be primary insurance and not considered contributory, with any other valid and collectible insurance available to Landlord and Landlord’s Mortgagee constituting excess insurance; and be endorsed as necessary to cover the foregoing requirements.

(c)

Each policy of All Risk Coverage which Tenant obtains for the Premises shall include a clause or endorsement denying the insurer any right of subrogation against the other party hereto to the extent that rights have been waived by the insured party prior to the occurrence of injury or loss.  Landlord and Tenant each waive any rights of recovery against the other for injury or loss due to hazards covered by its own insurance, to the extent of the injury or loss covered thereby.

13.6

Tenant Failure to Deliver Policies.  If Tenant fails to deliver copies of the insurance policies or certificates of insurance and within the time required pursuant to Section 13.5, Landlord may, but shall not be obligated to, obtain the required insurance, and the cost thereof, together with an administrative fee of Five Hundred Dollars ($500), shall be payable by Tenant to Landlord on demand.  Nothing in this Section shall be deemed to be a waiver of any rights or remedies available to Landlord under this Lease or at law or in equity if Tenant fails to obtain and deliver the required insurance policies.

14.

Damage or Destruction; Eminent Domain.

14.1

Landlord’s Restoration.  If the Building or the Premises are partially damaged or totally destroyed by fire or other casualty, and if this Lease is not terminated as provided in this Article, Landlord shall repair the damage and restore or rebuild the Building or the Premises (except for Tenant’s Property and leasehold improvements which are above the standard of the Building) after Landlord receives notice of the damage or destruction and Landlord receives substantially all of the insurance proceeds receivable on account of the casualty.  However, Landlord shall not be required to spend amounts in excess of the insurance proceeds actually received for such repair, restoration or rebuilding.  Subject to Article 22, Landlord shall attempt to make any required repairs or restoration promptly and so as not to interfere unreasonably with Tenant’s use and occupancy of the Premises, but Landlord shall not be obligated to perform such work on an overtime or premium-pay basis.

14.2

Rent Adjustment.  Subject to Section 14.3, if in Landlord’s sole judgment, all or part of the Premises are rendered completely or partially untenantable on account of fire or other casualty, or if damage by fire or other casualty to the Building deprives Tenant of access to the Premises for more than five (5) consecutive days, the Monthly Rent shall be abated in the proportion that the rentable area of the untenantable portion of the Premises bears to the total Rentable Area of the Premises.  Such abatement shall commence on the date of the damage or destruction and shall continue until the Premises have been substantially repaired and Tenant has reasonable access to the Premises.  However, if Tenant reoccupies the damaged portion of the Premises prior to the date that the Premises are substantially repaired, the Monthly Rent allocable to the reoccupied portion shall be payable by Tenant from the date of such occupancy in the proportion that the rentable area of the reoccupied portion of the Premises bears to the total Rentable Area of the Premises.

14.3

Exception to Abatement.  Monthly Rent shall not be abated or reduced if:  (a) the Premises or a portion thereof are rendered untenantable due to damage or loss of access for a period of five (5) consecutive days or less; or (b) Landlord provides other space in the Building reasonably suited for the temporary conduct of Tenant’s business (but Landlord shall have no obligation to provide such other space); or (c) because of acts or omissions of Tenant or Tenant’s Affiliates either (i) Landlord (or any Landlord’s Mortgagee) is unable to collect all of the insurance proceeds (including, without limitation, rent insurance proceeds) for damage or destruction of the Premises or the Building, or (ii) the Premises or the Building was damaged or destroyed or rendered completely or partially untenantable.  The collection of rent by Landlord under the circumstances described in clause (c) above shall not preclude Landlord from seeking damages from Tenant or exercising any other rights and remedies it may have under this Lease or at law or in equity.

14.4

Election to Terminate.  Landlord may terminate this Lease upon written notice to Tenant if: (a) the Building or the Premises are substantially or totally destroyed or, in Landlord’s sole judgment, rendered untenantable by fire or other casualty or any other cause; or (b) the Building is damaged or rendered untenantable (whether or not the Premises are damaged or destroyed or rendered untenantable) so that its repair or restoration requires the expenditure (as estimated by a reputable contractor or architect designated by Landlord) of more than twenty percent (20%) of the full insurable value of the Building immediately prior to the casualty; or (c) less than two (2) years remain in the Lease Term at the time of the damage or destruction or events which rendered the Building or the Premises untenantable and the time necessary to repair or restore the Building or the Premises would exceed ninety (90) days (as estimated by a reputable contractor or architect designated by Landlord); or (d) Landlord would be required under Section 14.2 to abate or reduce the Monthly Rent for a period in excess of six (6) month if repairs or restoration were undertaken.  If Landlord elects to terminate this Lease, its notice of termination shall be given within one hundred and eighty (180) days after the date of the damage, destruction or events causing untenantability and this Lease shall terminate on the date specified in such notice.

14.5

Eminent Domain.  Landlord may terminate this Lease upon written notice to Tenant if twenty-five percent (25%) or more of either the Premises, the Building or the Land is condemned, taken or appropriated by any public or quasi-public authority under the power of eminent domain, police power or otherwise (or in the event of sale in lieu thereof).  Whether or not this Lease is so terminated, Landlord shall be entitled to any and all income, rent, award, or interest thereon which may be paid or made in connection with the taking or appropriation, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.  If Landlord elects to terminate this Lease, its notice of termination shall be given within sixty (60) days after the taking or appropriation.  If such notice is not given or if Landlord notifies Tenant of Landlord’s election not to terminate, this Lease shall continue in full force and effect, except that the Monthly Rent shall be reduced in the proportion that the rentable floor area of the Premises which is taken bears to the total Rentable Area of the Premises.  Nothing contained in this Section shall prevent Tenant from bringing a separate action or proceeding for compensation for any of Tenant’s Property taken and Tenant’s moving expenses.

14.6

Business Interruption.  Landlord shall not incur any Liabilities of any type to Tenant or Tenant’s Affiliates arising from or in connection with any damage or destruction of the Premises, the Building or the Land, or any taking or appropriation thereof, or any repairs or restoration in connection therewith, nor shall Tenant have any right to terminate this Lease as a result thereof.  However, in such event, Monthly Rent shall be abated if and to the extent that abatement is allowed pursuant to this Article 14.

14.7

Waiver.  Tenant waives the application of any laws which are contrary to the provisions of this Article in connection with any damage, destruction, condemnation, taking or appropriation (or sale in lieu thereof) of all or any portion of the Premises, the Building or the Land.

15.

Assignment and Subletting.

15.1

Landlord’s Consent Required.  Tenant shall not voluntarily, involuntarily or by operation of any Laws sell, convey, mortgage, assign, sublet or otherwise transfer or encumber all or any part of Tenant’s interest in this Lease or the Premises without Landlord’s prior written consent in each instance, which consent may be withheld in Landlord’s sole and absolute discretion except as otherwise provided in this Article, and any attempt to do so without this consent shall be null and void.

15.2

Landlord’s Right to Terminate Lease.  If Tenant desires to assign its interest in this Lease or to sublease all or any part of the Premises, Tenant shall notify Landlord in writing.  This notice shall be accompanied by:  (a) a processing fee in the amount of $500.00; (b) a statement setting forth the name and business of the proposed assignee or subtenant; (c) a copy of the proposed assignment or sublease (and any collateral agreements) setting forth all of the terms and the financial details of the sublease or assignment which shall not be effective less than thirty (30) days from the date of Tenant’s notice (including, without limitation, the term, the rent and any security deposit, “key money”, and amounts payable for Tenant’s Property and the common use of any personnel or equipment); (d) financial statements certified by an independent certified public accountant and other information, including past years’ tax returns, requested by Landlord relating to the proposed assignee or subtenant; and (e) any other information concerning the proposed assignment or sublease which Landlord may reasonably request.  If Tenant proposes to assign this Lease or sublet all or substantially all of the Premises, Landlord shall have the right, in its sole and absolute discretion, to terminate this Lease on written notice to Tenant within thirty (30) days after receipt of Tenant’s notice and the information described above or the receipt of any additional information requested by Landlord.  If Landlord elects to terminate this Lease, this Lease shall terminate as of the effective date of the proposed assignment or commencement of the term of the proposed sublease as set forth in Tenant’s notice, and Landlord shall have the right (but no obligation) to enter into a direct lease with the proposed assignee or subtenant.  Tenant may withdraw its request for Landlord’s consent at any time prior to, but not after, Landlord delivers a written notice of termination.

15.3

Consent by Landlord.  If Landlord elects not to terminate this Lease pursuant to Section 15.2, or if a proposed sublease is for less than substantially all of the Premises, Landlord shall not unreasonably withhold its consent to any assignment or subletting (for purposes of this Section, an assignment shall not include an assignment for security purposes, which shall be governed by Section 15.1).  Landlord shall notify Tenant of its consent or withholding of consent to any assignment or subletting within thirty (30) days after expiration of the time period specified in Section 15.2, above within which Landlord may elect to terminate the Lease.  Tenant agrees that the withholding of Landlord’s consent shall be deemed reasonable if any of the following conditions are not satisfied:

(a)

The proposed assignee or subtenant shall use the Premises only for the Permitted Use, and the business of the proposed assignee or subtenant is consistent with the other uses and the standards of the Building, in Landlord’s reasonable judgment.

(b)

The proposed assignee or subtenant is reputable and has net worth not less than seventy-five percent (75%) of the net worth of Tenant on the execution of this Lease, has a credit rating reasonably acceptable to Landlord, and otherwise has sufficient financial capabilities to perform all of its obligations under this Lease or the proposed sublease, in Landlord’s reasonable judgment.

(c)

Neither the proposed assignee or subtenant nor any person or entity that directly or indirectly controls, is controlled by, or is under common control with the proposed assignee or subtenant is an occupant of any part of the Building or has negotiated for space in the Building within a six (6) month period prior to the delivery of Tenant’s written notice.

(d)

Tenant is not in default and has not committed acts or omissions which with the running of time or the giving of notice or both would constitute a default under this Lease.

(e)

Tenant has complied with all of the other terms of this Article.

The conditions described above are not exclusive and shall not limit or prevent Landlord from considering additional factors in determining if it should reasonably withhold its consent.

15.4

Corporate, LLC and Partnership Transactions.  If Tenant is a corporation, a dissolution of the corporation or a transfer (by one or more transactions) of a majority of the voting stock of Tenant shall be deemed to be as assignment of this Lease subject to the provisions of this Article.  However, these provisions shall not apply to transactions with a corporation into or with which Tenant is merged or consolidated or to which substantially all of Tenant’s assets are transferred or which controls, is controlled by, or is under common control with, Tenant, if a principal purpose of the merger or transfer is not the assignment of this Lease and Tenant’s successors has a net worth not less than the net worth of Tenant on the execution of this Lease.  Tenant shall cause reasonable satisfactory proof of such net worth to be delivered at least thirty (30) days prior to the effective date of the transaction.  If Tenant is a partnership, a dissolution of the partnership (including a “technical” dissolution) or a transfer of the controlling interest in the partnership (including the admission of new partners or the withdrawal of existing partners having a controlling interest) shall be deemed an assignment of this Lease subject to the provisions of this Article, regardless of whether the transfer is made by one or more transactions, or whether one or more persons hold the controlling interest prior to or after the transfer.   If Tenant is a limited liability company, a dissolution of the limited liability company or a transfer of the controlling membership interest in the limited liability company (including the admission of new members or withdrawal of existing members having a controlling interest) shall be deemed an assignment of this Lease subject to the provisions of this Article, regardless of whether the transfer is made by one or more transactions, or whether one or more persons hold the controlling interest prior to or after the transfer.

15.5

No Release of Tenant.  Notwithstanding the granting of Landlord’s consent, no sale, conveyance, mortgage, pledge, subletting, assignment or other transfer or encumbrance of this Lease or the Premises shall release or alter Tenant’s primary liability to pay rent and perform all of its other obligations hereunder.  The acceptance of rent by Landlord from any person other than Tenant shall not be a waiver by Landlord of any provision hereof.  Consent to one assignment or subletting shall not be deemed to be consent to any subsequent assignment or subletting.  If any assignee or successor of Tenant defaults in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without proceeding against or exhausting its remedies against the assignee or successor.  After any assignment, sublease or other transfer or encumbrance, Landlord may consent to subsequent assignments, subleases, transfers or encumbrances, or amendments to this Lease, without notifying Tenant or any other person, without obtaining consent thereto, and without relieving Tenant of liability under this Lease.

15.6

Additional Charges.  If Landlord consents to any assignment or sublease, Tenant shall pay the following to Landlord as Additional Rent:

(a)

In the case of an assignment, all amounts paid or payable to Tenant by the assignee for or by reason of such assignment.

(b)

In the case of a sublease, the amount by which the sublease rental exceeds the portion of the rent allocable to the sublease space hereunder throughout the sublease term.  In computing this amount, the sublease rental shall include all rents, charges and other consideration paid or payable to Tenant under the terms of the sublease and any collateral agreements, and sums paid or payable by the subtenant for the purchase or rental of all or part of Tenant’s Property.  The rent hereunder allocable to the subleased space for any period shall equal the total rent accruing during such period, multiplied by a fraction, the numerator of which is the rentable area of the subleased space and the denominator of which is the Rentable Area of the Premises. This Additional Rent shall be paid by Tenant to Landlord as and when received by Tenant or, at Landlord’s option, on written notice to the assignee or subtenant, Landlord may collect all or any portion of this Additional Rent directly from the assignee or subtenant.  Tenant shall receive a credit against this Additional Rent in an amount equal to the net unamortized or undepreciated cost of any of Tenant’s Property that is sold to the assignee or sublessee in connection with such assignment or sublease, determined on the basis of Tenant’s federal income tax returns. This credit shall be prorated over the period during which this Additional Rent is to be paid, in proportion to the amounts received by Tenant.  Landlord’s acceptance or collection of this Additional Rent will not be deemed to be a consent to any assignment or subletting or a cure of any default under this Article or the rest of the Lease.

15.7

Additional Terms.

(a)

Tenant shall pay the reasonable attorney’s fees and other costs and expenses of Landlord in connection with any request for Landlord’s consent to any sale, conveyance, mortgage, pledge, assignment, sublease or other transfer or encumbrance.  The $500.00 application fee (see Section 15.2) shall be applied toward the payment of such costs.

(b)

A sublease will be null and void unless it complies with the rest of this Lease and provides that:  (i) it is subject and subordinate to this Lease and that if there is any conflict or inconsistency between the sublease and this Lease, this Lease will prevail; (ii) Landlord may enforce all the provisions of the sublease, including the collection of rent; (iii) it may not be modified without Landlord’s prior written consent and that any modification without this consent shall be null and void; (iv) if this Lease is terminated or Landlord re-enters or repossesses the Premises, Landlord may, at its option, take over all of Tenant’s right, titles and interest as sublessor and, at Landlord’s option, the subtenant shall attorn to Landlord, but Landlord shall not be (x) liable for any previous act or omission of Tenant under the sublease, (y) subject to any existing defense or offset against Tenant, or (z) bound by any previous modification of the sublease made without Landlord’s prior written consent or by any prepayment of more than one month’s rent; and (v) it is ineffective until Landlord gives its written consent thereto.

(c)

An assignment will be null and void unless it complies with the rest of this Lease and provides that:  (i) the assignee assumes all of Tenant’s obligations under this Lease and agrees to be bound by all of the terms of this Lease; and (ii) it is ineffective until Landlord gives its written consent thereto.

(d)

The sublease or assignment otherwise must exactly match the proposed sublease or assignment initially submitted by Tenant.  A sublease or assignment will not be effective until a fully executed counterpart is delivered to Landlord and Landlord delivers its written consent thereto.

(e)

This Article is binding on and shall apply to any purchase, mortgagee, pledgee, assignee, subtenant or other transferee or encumbrancer, at every level.

(f)

Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed transferee of Tenant claims that Landlord has unreasonably withheld or delayed its consent under Section 15.3 or otherwise has breached or acted unreasonably under this Article, their sole remedies shall be a declaratory judgment and an injunction for the relief sought without any monetary damages, and Tenant waives all other remedies on its own behalf and, to the extent permitted under all Laws, on behalf of Tenant’s proposed transferee.

16.

Quiet Enjoyment.

Provided that Tenant pays all rent and performs all of its other obligations as required hereunder, Tenant shall quietly enjoy the Premises without hindrance or molestation by Landlord, or any person lawfully claiming through or under Landlord, subject to the terms of this Lease and the terms of any Superior Leases and Mortgages, and all other agreements or matters of record or to which this Lease is subordinate.  As used in this Lease, the term “Superior Leases and Mortgages” means all present and future ground leases, underlying leases, mortgages, deeds of trust or other encumbrances, and all renewals, modifications, consolidations, replacements or extensions thereof or advances made thereunder, affecting all or any portion of the Premises, the Building or the Land.

17.

Mortgagee Protection.

17.1

Subordination.  This Lease is subordinate to all Superior Leases and Mortgages.  This Section shall be self-operative and no further instrument of subordination shall be required.  However, in confirmation of such subordination, Tenant shall execute, acknowledge and deliver any instrument that Landlord or the lessor, mortgagee or beneficiary under any of the Superior Leases and Mortgages may request, within ten (10) days after request (each of these lessors, mortgagees or beneficiary is called a “Landlord’s Mortgagee”).  However, if Landlord, Landlord’s Mortgagee or any other successor to Landlord elect in writing, this Lease shall be deemed superior to the Superior Leases and Mortgages specified, regardless of the date of recording, and Tenant will execute agreement confirming this election on request.  If Landlord’s Mortgagee or its successor or any successor to Landlord succeeds to Landlord’s interest under this Lease, whether voluntarily or involuntarily, Tenant shall attorn to such person and recognize such person as Landlord under this Lease.  If Tenant fails to execute and deliver to Landlord any documents or instruments required by this Section 17.1 within ten (10) days after notice given to Tenant of the requirement to do so, such failure shall, at Landlord’s option, constitute a default under this Lease, and Tenant hereby irrevocably constitutes and appoints Landlord as Tenant’s special attorney in fact to thereafter execute and deliver any such documents or instruments.

17.2

Mortgagee’s Liability. The obligations and liabilities of each Landlord or Landlord’s Mortgagees, or their successors, under this Lease shall exist only if and for so long as each of these respective parties owns fee title to the Land and the Building or is the lessee under a ground lease therefor.  No Monthly Rent or Additional Rent shall be paid more than thirty (30) days prior to the due date thereof and payments made in violation of this provision shall (except to the extent that such payments are actually received by a Landlord’s Mortgagee) be a nullity as against Landlord’s Mortgagees or their successors and Tenant shall be liable for the amount of such payments to Landlord’s Mortgagees or their successors.

17.3

Mortgagee’s Right to Cure.  No act or omission by Landlord which would entitle Tenant under the terms of this Lease or any laws to be relieved of Tenant’s obligations hereunder, or to terminate this Lease, shall result in a release or termination of such obligations or this Lease unless: (a) Tenant first shall have given written notice of Landlord’s act or omission to Landlord and all Landlord’s Mortgagees whose names and addresses shall have been furnished to Tenant; and (b) Landlord’s Mortgagees, after receipt of such notice, fail to correct or cure the act or omission within a reasonable time thereafter (but in no event less than sixty (60) days).  However, nothing contained in this Section shall impose any obligation on Landlord’s Mortgagees to correct or cure any act or omission.

18.

Estoppel Certificate.

Tenant shall, from time to time, within ten (10) days after request by Landlord, execute and deliver to Landlord or any other person designated by Landlord an estoppel certificate, in a form satisfactory to Landlord, which certifies: (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, describes them); (b) the expiration date of the Lease Term and that there are no agreements with Landlord to extend or renew the Lease Term or to permit any holding over (or if there are any such agreements, describes them and specifies the periods of extension or renewal); (c) the date through which the Monthly Rent and Additional Rent have been paid; (d) that Landlord is not in default in the performance of any of its obligations under this Lease (or, if there are any such defaults, describes them); (e) that Tenant is not entitled to any credits, offsets defenses or deductions against payment of the rent hereunder (or, if they exist, describes them); and (f) such other information concerning this Lease or Tenant as Landlord or any other person designated by Landlord reasonably shall request.  An estoppel certificate issued by Tenant pursuant to this Article shall be a representation and warranty by Tenant which may be relied on by Landlord and by others with whom Landlord may be dealing, regardless of independent investigation.  If Tenant fails to execute and deliver an estoppel certificate as required hereunder, Landlord’s representations concerning the factual matters covered by such estoppel certificate, as described above, shall be conclusively presumed to be correct and binding on Tenant.

19.

Default.

The occurrence of any one or more of the following events shall be a default and breach under this Lease by Tenant:

(a)

The vacating or abandonment of the Premises by Tenant.

(b)

The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder for a period of three (3) days after such payment is due.

(c)

The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than those described in subparagraphs (b), (d), (e), (f), (g), (h) and (i) of this Article 19, where such failure shall continue for a period of fifteen (15) days after the written notice thereof by Landlord to Tenant.  However, if the nature of these defaults is such that more than fifteen (15) days are reasonably required to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within the fifteen (15)-day period and thereafter diligently completes the cure within sixty (60) days.

(d)

The making by Tenant or any guarantor of this Lease of any general assignment or general arrangement for the benefit of creditors; or the filing of or against Tenant or any guarantor of this Lease of a petition or order for relief under any Laws relating to bankruptcy or insolvency (unless, in the case of a petition filed against Tenant or any guarantor of this Lease, the petition is dismissed within sixty (60) days); or the appointment of a trustee, custodian or receiver to take possession of substantially all of Tenant’s assets or the assets of any guarantor of this Lease or of Tenant’s interest in this Lease where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or judicial seizure of substantially all of Tenant’s assets or of Tenant’s interest in this Lease, unless discharged within thirty (30) days.

(e)

The service by Landlord of three-day notice under California Code of Civil Procedure Section 1161 on three or more occasions if the previous service of the three-day notices did not result in the termination of this Lease.

(f)

A sale, conveyance, mortgage, pledge, assignment, sublease or other transfer or encumbrance, or any attempt to do so, in violation of Article 15.

(g)

Tenant’s failure to deliver the estoppel certificate required under Article 18, or any written instrument required under Article 17 within the time required.

(h)

A default under or the repudiation of any guaranty of Tenant’s obligations under this Lease.

(i)

Tenant’s failure to maintain the insurance policies required hereunder.

(j)

The death of a Tenant who is an individual or, if Tenant is comprised of more than one (1) individual, the death of any of the individuals comprising Tenant.

20.

Remedies for Default.

20.1

General.  In the event of any default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand:

(a)

Terminate Tenant’s right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord.  In such event Landlord shall be entitled to recover from Tenant all liabilities incurred by Landlord or Landlord’s Affiliates by reason of Tenant’s default, including but not limited to:  (i) the worth at the time of the award of the amount of the unpaid Monthly Rent and Additional Rent which had been earned or was payable at the time of termination; (ii) the worth at the time of the award of the amount by which the unpaid Monthly Rent and Additional Rent which would have been earned or payable after termination until the time of the award exceeds the amount of such rental loss that Tenant proves could have been reasonable avoided; (iii) the worth at the time of the award of the amount by which the unpaid Monthly Rent and Additional Rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all Liabilities and detriment proximately caused by Tenant’s failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses incurred by Landlord in maintaining or preserving the Premises, the Building and the Land after such default, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation or alteration of the Premises, Landlord’s attorneys’ fees and costs incurred in connection therewith, and any real estate commissions paid or payable.  As used in subparts (i) and (ii) above, the “worth at the time of the award” is computed by allowing interest on unpaid amounts at the rate of eighteen percent (18%) per annum, or such lesser amount as may then be the maximum lawful rate for a business obligation.  As used in subparagraph (iii) above, the “worth at time of the award” is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one (1) percentage point.  If Tenant abandons the Premises, Landlord shall have the option of (x) taking possession of the Premises and recovering from Tenant the amount specified in this subparagraph, or (y) proceeding under the provisions of subparagraph (b) below.  Efforts by Landlord to mitigate Tenant’s breach of this Lease shall not waive Landlord’s right to recover damages as provided in this Section 20.1(a); or

(b)

In accordance with California Civil Code Section 1951.4 (or any successor statute), Tenant acknowledges that in the event Tenant has breached this Lease and abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant’s right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover Monthly Rent and Additional Rent as it becomes due under this Lease.  Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord’s interest under this Lease shall not constitute a termination of Tenant’s right to possession.  In addition to its other rights under this Lease, Landlord has the remedy described in California Civil Code Section 1951.4 (Landlord may continue the Lease in effect after Tenant’s breach and abandonment and recover Monthly Rent and Additional Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations).

(c)

Pursue any other right or remedy now or hereafter available to Landlord hereunder or at law or in equity.

20.2

Redemption.  Tenant waives any and all rights of redemption granted by or under any Laws, including those rights specified in California Code of Civil Procedure Sections 1174(c) and 1179, if Tenant is evicted or dispossessed for any cause, or if Landlord obtains possession of the Premises by reason of the violation by Tenant of any of the terms, covenants or conditions of this Lease, or otherwise.

20.3

Performance by Landlord.  If Tenant defaults under this Lease, Landlord, without waiving or curing the default, may, but shall not be obligated to, perform Tenant’s obligations for the account and at the expense of Tenant.  Notwithstanding Section 19(c), in the case of an emergency, Landlord need not give any notice prior to performing Tenant’s obligations.  Tenant irrevocably appoints Landlord and Landlord’s successors and assigns with full power of substitution, as Tenant’s attorney-in-fact, coupled with an interest, to execute, acknowledge and deliver any instruments in connection with Landlord’s performance of Tenant’s obligations if Tenant is in default, and to take all other acts in connection therewith.

20.4

Post-Judgment Interest.  The amount of any judgment obtained by Landlord against Tenant in any legal proceeding arising out of Tenant’s default under this Lease shall bear interest until paid at the maximum rate allowed by law for a business obligation, or, if no maximum rate prevails, at the rate of eighteen percent (18%) per annum.  Notwithstanding anything to the contrary contained in any Laws, with respect to any damages that are certain or ascertainable by calculation, interest shall accrue from the day that the right to the damages vest in Landlord, and in the case of any unliquidated claim, interest shall accrue from the day the claim arose.

21.

Holding Over.

Tenant shall not hold over in the Premises after the expiration or sooner termination of the Lease Term without the express prior written consent of Landlord.  Tenant shall indemnify Landlord for, and defend and hold Landlord harmless from and against, any and all Liabilities arising out of or in connection with any delay by Tenant in surrendering and vacating the Premises, including, without limitation, any claims made by any succeeding tenant based on any delay and any Liabilities arising out of or in connection with these claims.  If possession of the Premises is not surrendered to Landlord on the expiration or sooner termination of the Lease Term, in addition to any other rights and remedies of Landlord hereunder or at law or in equity, Tenant shall pay to Landlord for each month or portion thereof during which Tenant holds over in the

Premises a sum equal to one hundred and fifty percent (150%) times the then-current Monthly Rent in addition to all other rent payable under this Lease.  If any tenancy is created by Tenant's holding over in the Premises, the tenancy shall be on all of the terms and conditions of this Lease, except that rent shall be increased as set forth above and the tenancy shall be a month-to-month tenancy.  Nothing in this Article 21 shall be deemed to permit Tenant to retain possession of the Premises after the expiration or sooner termination of the Lease Term.

22.

Indemnification and Exculpation.

22.1

Definitions.  As used in this Lease, the following terms have the meanings set forth below:

(a)

Liabilities:  All losses, costs, damages, expenses, claims, mechanic’s liens and other liens, fines, penalties, injuries, demands, liabilities and judgments, including, but not limited to, attorneys’ fees and costs (whether or not suit is commenced or judgment entered).

(b)

Landlord’s Affiliates and Tenant’s Affiliates:  All affiliates, directors, officers, shareholders, partners, members, agents, employees, invitees, customers, successors, and assigns of Landlord and Tenant, respectively.

22.2

Indemnification.  In addition to any other indemnities required of Tenant hereunder, Tenant shall indemnify Landlord and Landlord’s Affiliates and, defend, protect and hold Landlord and Landlord’s Affiliates harmless from, any and all Liabilities arising from or in connection with:  (a) the use and occupancy of the Premises by Tenant or Tenant’s Affiliates; (b) the conduct of Tenant’s business; (c) any breach or default under this Lease; (d) claims by any assignee, subtenant, broker or other person if Landlord declines to consent to any assignment, sublease or other transfer or encumbrance or terminates this Lease pursuant to Article 15;  and (e) any other acts or omissions of Tenant or Tenant’s Affiliates or persons claiming through or under them.

22.3

Damage to Persons or Property.  Tenant assumes the risk of all Liabilities which may occur to, or be incurred by, Tenant arising out of Tenant’s use and/or occupancy of the Premises, Land and Building, including, but not limited to, damage or injury to persons, property and Tenant’s business (and any loss of revenue therefrom), the loss of use or occupancy of the Premises, and the items enumerated below in this Section, and waives all claims against Landlord and Landlord’s Affiliates in connection therewith.  Without limiting the foregoing, Landlord and Landlord’s Affiliates shall not be liable for any Liabilities incurred by, or occurring to, Tenant or Tenant’s Affiliates (including, but not limited to, the Liabilities described above in this Section) arising from or in connection with:  (a) acts or omissions of any tenant of the Building or any other persons (including, but not limited to, any parking garage operators or their employees); (b) explosion, fire, steam, electricity, water, gas or rain, pollution or contamination; (c) the breakage, leakage, obstruction or other defects of plumbing, HVAC, electrical, sanitary, safety, elevator or other utilities and systems of the Building or the failure to furnish any of the foregoing; (d) any work, maintenance, repair , rebuilding or improvement performed by or at the request of Landlord or Landlord’s Affiliates for the Premises, the Building or the Land; (e) any entry by Landlord or Landlord’s Affiliates on the Premises; (f) any defects in the Premises, the Building, the Land or any portions thereof; (g) any interference with light or other incorporeal hereditaments; and (h) any other acts, omissions or causes.  Nothing in this Section exempts Landlord for liability caused solely by its gross negligence or willful misconduct, but Landlord shall not be liable under any circumstances for consequential, special, incidental or punitive damages (including, but not limited to, damage or injury to persons, property and Tenant’s business {and any loss of revenue therefrom}).  Tenant immediately shall notify Landlord of any defects in the Premises or the Building or any portion thereof and of any damage or injury thereto or to persons or property in or about the Premises or the Building.

22.4

Satisfaction of Remedies.  Landlord and Landlord’s Affiliates shall not be personally liable for damages to Tenant arising from the performance or nonperformance of Landlord’s obligations under this Lease and under applicable Laws.  If Tenant or Tenant’s Affiliates acquire any rights or remedies against Landlord or Landlord’s Affiliates (including, but not limited to, the right to satisfy a judgment), these rights and remedies shall be satisfied solely from Landlord’s estate and interest in the Land and the

Building (or the proceeds therefrom) and not from any other property or assets of Landlord or Landlord’s Affiliates.  This Section shall be enforceable by Landlord and Landlord’s Affiliates.

23.

Rules and Regulations.

Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate.  Landlord reserves the right from time to time in its sole discretion to make all reasonable additions and modifications to the rules and regulations.  Any additions and modifications to the rules and regulations shall be binding on Tenant when notice thereof is given to Tenant.  Landlord shall not incur any Liabilities to Tenant or Tenant’s Affiliates arising from or in connection with the nonperformance of any rules and regulations by any other tenants or occupants of the Building.  Landlord’s current rules and regulations are attached hereto as Exhibit “C”.

24.

Other Taxes.

Tenant shall pay or cause to be paid, before delinquency, any and all taxes levied or assessed against Tenant’s Property and any leasehold improvements in the Premises which were made for Tenant or at its request to the extent they are above the standard of the Building.  If any or all of Tenant’s Property or any of these leasehold improvements are assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes.

25.

Tenant’s Broker.

Tenant represents and warrants to Landlord that Tenant has had no dealings with any broker, finder, or similar person who is or might be entitled to commission or other fee in connection with (i) introducing Tenant to either the Building or the Premises or (ii) assisting Tenant in the negotiation, execution and delivery of this Lease, except for dealings with Tenant’s Broker as stipulated in Section 2(p).  Landlord shall pay the commission due to Tenant’s Broker, if any, pursuant to a separate agreement between Landlord and Tenant’s Broker.  Tenant shall indemnify Landlord and Landlord’s Affiliates for, protect, defend and hold Landlord and Landlord’s Affiliates harmless from, any and all Liabilities arising from or in connection with any and all claims of any person (other than those by Tenant’s Broker) who claims to have introduced Tenant to either the Building or the Premises and/or dealt with Tenant in the negotiation, execution and delivery of this Lease.

26.

Parking.

Tenant shall be entitled to park up to thirty (30) automobiles on a non-reserved basis within the Building’s dedicated parking facilities designated by Landlord from time to time (“Tenant’s Parking”).  As of the Commencement Date, Tenant’s Parking shall be located as follows:  (i) Tenant shall be entitled to park up to sixteen (16) automobiles in a level designated by Landlord’s parking operator in the parking facility located beneath the Building (“Building Parking Facility”) subject to payment in lawful money of the United States to Landlord’s parking operator, the then current parking rates per automobile per calendar month plus any tax imposed upon Landlord by any municipal, state or federal agency with respect to Tenant’s Parking during the Lease Term and (ii) Tenant shall be entitled to park up to fourteen (14) automobiles in Landlord’s dedicated off-site parking facility located on 98th Street and adjacent to the Building (more commonly referred to as “Building 7”) subject to payment to Landlord in lawful money of the United States or, if Landlord so chooses, Landlord’s parking operator, the then current parking rates per automobile per calendar month plus any tax imposed upon Landlord by any municipal, state or federal agency with respect to Tenant’s Parking during the Lease Term.  Tenant may use Tenant’s Parking for the parking of automobiles used by Tenant, its officers and employees.  Landlord and/or Landlord’s parking operator may designate the location of Tenant’s Parking, including any spaces reserved for Tenant’s Parking and from time to time may relocate all or a portion of same to other areas of either the Building Parking Facility, Building 7 or to other lots or buildings.  The use of Tenant’s

Parking shall be governed by the rules and regulations adopted from time to time by Landlord and/or Landlord’s parking operator.  Tenant’s business visitors may park in the Building Parking Facility on a space-available basis, upon payment of the prevailing fee for parking charged to visitors to the Building.  Neither Landlord nor Landlord’s parking operator shall have any Liability or responsibility to Tenant or any other party parking in the Building Parking Facility or in the parking facility in which Tenant’s Parking is located or in any other facility in which Tenant’s Parking may be located for any loss or damage that may be occasioned by or may arise out of such parking, including, without limitation, loss of property or damage to person or property from any cause whatsoever; and Tenant in consideration of the parking privileges hereby conferred on Tenant, waives any and all Liabilities against Landlord, Landlord’s parking operator, Landlord’s Affiliates and Landlord’s managing agent by reason of occurrence within the Building Parking Facility, or in the parking facility in which Tenant’s Parking is located, or any other facility in which Tenant’s Parking may be located or in the driveway exits and entrances respective thereto.

27.

Authority to Enter into Lease.

If Tenant is a corporation, each individual executing this Lease on behalf of the corporation represents and warrants that he/she is duly authorized to execute and deliver this Lease on behalf of the corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding on the corporation in accordance with its terms.  Tenant shall, within thirty (30) days of execution of this Lease, deliver to Landlord (i) a certified copy of a resolution of the board of directors of the corporation (in substantial form to the one attached hereto as Exhibit “D”) and (ii) other evidence reasonably satisfactory to Landlord authorizing or ratifying the execution of this Lease.

If Tenant is a partnership or limited liability company, each individual executing this Lease on behalf of the partnership or limited liability company, as applicable, represents and warrants that he/she is duly authorized to execute and deliver this Lease on behalf of the partnership or limited liability company, as applicable, in accordance with the partnership agreement or operating agreement of the partnership and limited liability company, respectively, and that this Lease is binding upon the partnership or limited liability company, as applicable, in accordance with its terms.

28.

Substituted Premises.

Notwithstanding any contrary provision of this Lease, if Landlord requires the Premises for use in connection with another suite or for other reasons related to Landlord’s occupancy plans for the Building, then at any time during the Lease Term Landlord shall have the right, upon providing Tenant prior written notice (the “Relocation Notice”), to provide and furnish Tenant with space elsewhere in the Building comparable to the Premises and to move and place Tenant in such new space, at Landlord’s sole cost and expense.  Such space shall be approximately the same size as the existing Premises and shall be improved by Landlord prior to Tenant’s relocation with leasehold improvements comparable to those in the existing Premises.  However, if the new space does not meet with Tenant’s reasonable and good-faith approval, Tenant may cancel this Lease upon written notice to Landlord, which notice must be received by Landlord within ten (10) days after delivery to Tenant of the Relocation Notice, and, unless Landlord withdraws its request that Tenant relocate, this Lease shall terminate sixty (60) days thereafter (as if such date were the natural expiration of the Term hereof) and neither party shall have any further rights or obligations hereunder.  Tenant’s failure to timely deliver notice to Landlord of Tenant’s election to cancel this Lease shall be deemed an acceptance by Tenant of the new space set forth in the Relocation Notice, and Tenant shall vacate the Premises in accordance with said notice and/or the terms of any subsequent notice from Landlord to Tenant.  If Landlord moves Tenant to such new space, then this Lease and each and all of the terms, covenants and conditions hereof shall remain in full force and effect and be deemed applicable to such new space except that a revised Exhibit “A” showing the location of the new space shall become a part of this Lease and Landlord and Tenant shall promptly thereafter execute an amendment to this Lease containing such revised Exhibit “A” and with the Basic Terms of this Lease, as contained in Article 2, amended, if necessary, to include and state all correct data as to the new space.

29.

Removal of Property.

In the event of the termination of this Lease, Landlord may remove Tenant’s Property from the Premises, the Building and/or the Land and store the same elsewhere for the account and expense and risk of Tenant, and dispose of same as provided in California Civil Code Section 1980 et seq (or any successor statute thereto). Proceeds, if any, from the sale (if applicable) of Tenant’s Property shall be applied as follows:  first, to the cost and expense of such sale, including actual and customary attorneys’ fees incurred; second to the payment of the cost of charges for storing any such property; third, to the payment of any other sums of money which may then or thereafter be due to Landlord from Tenant under any of the terms thereof; and fourth, the balance, if any, to Tenant.

30.

Option to Extend Term.

Tenant shall have one (1) option (“Option”) to extend the Lease Team for an additional term of five (5) years (“Option Term”) commencing on the day after the Expiration Date provided that Tenant:

(a)

is not in default under any of the terms, covenants, conditions or provisions of this Lease either at the time Tenant exercises the Option or as of the Expiration Date;

(b)

shall not have assigned its interest under this Lease;

(c)

shall not have sublet any portion of the Premises without Landlord’s express written consent; and

(d)

shall have notified Landlord of Tenant’s irrevocable election to exercise such Option in the manner provided in this Article 30 no later than ninety (90) days prior to Expiration Date.

Unless all of the above conditions precedent have been satisfied, Tenant’s exercise of the Option shall be of no force or effect and the Option shall lapse.  If all of the above conditions precedent are satisfied, then the Lease Term shall automatically be extended for the Option Term and all of the terms, conditions and provisions of this Lease shall continue in full force and effect throughout the Option Term, except that the Monthly Rent and annual increases thereto and other amounts to be paid by Tenant during the Option Term shall be equal to the then prevailing rates (as of 90 days prior to the Expiration Date) being paid by other tenants in the Building for new leases and renewals of comparable space, including but not limited to provisions for concessions, inducements, allowances and periodic adjustments, but in no event shall the Monthly Rent for the first year of the Option Term be less than the Monthly Rent in effect during the last year of the Lease Term.  If Tenant exercises the Option, Landlord and Tenant shall, on or before the original Expiration Date, prepare and execute an extension agreement acknowledging that Tenant has elected to extend and including a schedule setting forth the Base Year and Monthly Rent to be in effect for the Option Term.  The Option shall be personal to Tenant and may not be assigned or transferred to any third party.

31.

General Provisions.

31.1

Joint Obligations.  If Tenant consists of more than one person or entity, the obligations of such persons or entities as Tenant shall be joint and several.

31.2

Marginal Headings.  The titles to the Articles and Sections of this Lease are not a part of this Lease and shall have no effect on the construction or interpretation.

31.3

Time.  Time is of the essence for the performance of each and every provision of this Lease to be performed by Tenant.

31.4

Successors and Assigns.  Subject to the restrictions contained in Article 15 above, this Lease binds the heirs, executors, administrators, successors and assigns of the parties hereto.

31.5

Late Charges.  Tenant acknowledges that late payment of rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain.  These costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any Superior Leases and Mortgages.  Accordingly, if any installment of Monthly Rent or payment of Additional Rent due from Tenant is not received by Landlord or Landlord’s designee within ten (10) days after the amount is due, Tenant shall pay to Landlord a late charge equal to six percent (6%) of the overdue amount, which late charge shall be Additional Rent. Acceptance of late charges by Landlord shall not constitute a waiver of Tenant’s default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder or at law or in equity.

31.6

Prior Agreements; Amendment, Waiver.  This Lease contains all of the agreements of the parties hereto with respect to the leasing of the Premises, and no prior agreements, representations or understandings pertaining to any such matters shall be effective for any purpose.  No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.  All waivers hereunder must be in writing signed by the waiving party and specify the breach, act, omission, term, covenant or condition waived. No acceptance of rent or other acts or omissions by Landlord shall be deemed to be a waiver.  The waiver by Landlord of any breach, act, omission, term, covenant or condition of this Lease shall not be deemed to be a waiver of any other or subsequent breach, act, omission, term, covenant or condition.

31.7

Inability to Perform.  Landlord shall not be in default hereunder nor shall Landlord be liable to Tenant or Tenant’s Affiliates for any Liabilities if Landlord is unable to fulfill any of its obligations, or is delayed in doing so, if the inability or delay is caused by reason of accidents, breakage, strike, labor troubles, war, act of God (including, without limitation, earthquake), or any other cause, whether similar or dissimilar, which is beyond the reasonable control of Landlord.  Moreover, Landlord shall not be in default in the performance of any obligation required to be performed under this Lease unless Landlord has failed to perform such obligation within thirty (30) days after receipt of notice from Tenant specifying in detail Landlord’s failure to perform, provided, however, that if the nature of Landlord’s obligation is such that more than thirty (30) days are required for its performance, Landlord shall not be deemed in default if it shall commence such performance within thirty (30) days and thereafter diligently pursue same to completion.  Tenant hereby waives and relinquishes any right which Tenant may have to terminate this Lease, claim a constructive eviction or withhold any payment of rent owed by Tenant under the Lease, on account of any damage, condemnation, destruction or state of disrepair of the Premises (including, without limiting the generality of the foregoing, those rights under California Civil Code Sections 1932, 1933(4), 1941.1 and 1942), or otherwise on account of any breach of this Lease by Landlord.

31.8

Legal Proceedings.  In any action of proceeding involving or relating in any way to this Lease, the court or other person or entity having jurisdiction in such action or proceeding shall award to the party in whose favor judgment is entered the prevailing party’s actual attorneys’ fees and costs (including expert witness fees and costs) incurred.  The party in whose favor judgment is entered may, at its election submit proof of fees and costs as an element of damages before entry of judgment or after entry of judgment in a post judgment cost bill.  In addition to other indemnification obligations of Tenant, Tenant also shall indemnify Landlord for, and defend and hold Landlord harmless from and against, all Liabilities incurred by Landlord if Landlord becomes or is made a party to any proceeding or action:  (a) instituted by Tenant, or by any third party against Tenant, of, by or against any person holding any interest under or using the Premises by licenses of or agreement with Tenant; (b) otherwise arising out of or resulting from any act or omission of Tenant or such other person or (c) necessary to protect Landlord’s interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended.  In all circumstances where Tenant is obligated to indemnify or hold harmless Landlord or Landlord’s Affiliates under this Lease, Tenant shall defend Landlord and Landlord’s Affiliates with counsel acceptable to Landlord or, at Landlord’s election, Landlord or Landlord’s Affiliates may employ their own counsel and Tenant shall pay when due all attorney’s fees and costs therefor.

31.9

Conveyance of Premises.  As used herein the term “Landlord” means only the current owner or owners of the fee title to the Building and Land or the lessee under a ground lease of the Land.  Upon each conveyance (whether voluntary or involuntary) of the Building and Land, or entry into a ground lease for the Land, the conveying party shall be relieved of all Liabilities under any and all of its covenants and obligations contained in or derived from this Lease arising out of any matter, act, occurrence or omission occurring after the date of such conveyance.  Landlord may sell, assign, convey, encumber or otherwise transfer all or any portion of its interest in this Lease, the Premises, the Building or the Land.

31.10

Name.  Tenant shall not use the name of the Building or of the development in which the Building is situated, if any, for any purpose other than as an address of the business to be conducted by the Premises.

31.11

Severability.  Any provision of this Lease which shall be held invalid, void or illegal shall in no way affect, impair or invalidate any of the other provisions hereof and such other provisions shall remain in full force and effect.

31.12

Trial by Jury.  To the extent permitted by Laws, Tenant hereby waives trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto on any matters whatsoever arising out of or in anyway connected with this Lease.

31.13

Cumulative Remedies.  No right, remedy or election hereunder or at law or in equity shall be deemed exclusive but shall, wherever possible, be cumulative with all other rights, remedies or elections.

31.14

Choice of Law.  This Lease shall be governed by the laws of the State of California applicable to transactions to be performed wholly therein.  Venue and jurisdiction in any action arising from this Lease shall be in the Superior Court for the State of California, County of Los Angeles, to whose jurisdiction Tenant submits.

31.15

Signs.  Tenant shall not place any sign on the Premises, the Building or the Land, or which is visible from anywhere outside of the Premises, without Landlord’s prior written consent.

31.16

Landlord’s Consent.  Except where it is expressly provided that Landlord will not unreasonably withhold its consent or approval, Landlord may withhold its consent or approval arbitrarily and in its sole and absolute discretion.

31.17

Presumptions.  This Lease shall be construed without regard to any presumption or other rule requiring construction against the party drafting the document.  It shall be construed neither for nor against Landlord or Tenant, but shall be given reasonable interpretation in accordance with the plain meaning of its terms and the intent of the parties.

31.18

Exhibits.  All exhibits and any riders annexed to this Lease including, without limitation, Exhibits “A”, “B”, “C”,  “D” and “E” are incorporated herein by this reference.

31.19

Submission of Lease.  The submission of this Lease to Tenant or its broker, agent or attorney for review or signature does not constitute an offer to Tenant to lease the Premises or grant an option to lease the Premises.  This document shall not be binding unless and until it is executed and delivered by both Landlord and Tenant.

31.20

Meaning of Terms.  Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular, and the masculine, feminine and neuter genders shall each include the others, and the word “person” shall include corporations, partnerships or other entities.

31.21

Confidentiality.  This Lease document and the terms of this Lease, and the covenants, obligations, and conditions contained in this Lease shall remain confidential.  Tenant agrees to keep such terms, covenants, obligations and conditions strictly confidential and not disclose such matters to any other landlord, tenant, prospective tenant or broker, provided, however, Tenant may provide a copy of this

Lease to a non-party solely in conjunction with Tenant’s reasonable and good faith efforts to secure an assignee or sublessee for the Premises.

31.22

Notices.  All notices, demands or communications required or permitted under this Lease (the ”Notices”) shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid.  Notices to Tenant shall be delivered to the address set forth in Article 2, except that when Tenant takes possession of the Premises, the address of the Premises always may be used for the purpose of delivering Notices to Tenant.  Notices to Landlord shall be delivered to the address set forth in Article 2, or such other address as Landlord may specify in writing to Tenant.  Notices shall be effective on the earlier of: delivery; or two (2) days after they are mailed in accordance with this Section.

IN WITNESS WHEREOF, the parties hereto have executed this Lease on the dates specified below next to their respective signatures.

“TENANT”

COMPUMED, INC.

a Delaware corporation

Signature:

/s/ Maurizio Vecchione

Print:

Maurizio Vecchione

Title:

President & CEO

Date:

January  30, 2008

Signature:

/s/Phuong Dang

Print:

Phuong Dang

Title:

Secretary and Principal Financial Officer

Date:

January  31, 2008

 “LANDLORD”

L.A.T. INVESTMENT CORPORATION,

a California corporation

By:

/s/ Sherry B. Kia

Sherry B. Kia

Its:

Vice President

Date:

February 18, 2008

EXHIBIT “A”

PREMISES FLOOR PLAN

A-1

SAMPLE

EXHIBIT “B”

LEASE COMMENCEMENT DATE CONFIRMATION

{DATE}

{NAME}

{TITLE}

RE:

Commencement Date Confirmation

Gentlemen:

Reference is hereby made to that Office Lease dated

 (the “Lease”) by and between L.A.T. INVESTMENT CORPORATION, a California corporation, as Landlord, and       , a        corporation, as Tenant, covering that portion of      floor more commonly referred to as Suite

 in the office building located at 5777 West Century Boulevard, Los Angeles, California.

Pursuant to Section 4.3 of the Lease, this letter shall serve to confirm our agreement that the Commencement Date of the Lease is {insert date} and that the Expiration Date of the Lease is {insert date}.  Furthermore, Tenant acknowledges and agrees Landlord has fulfilled its obligations under the Lease and, if applicable,  the Work Letter dated concurrently therewith.

Please indicate your confirmation of the foregoing by executing this letter and the enclosed copies hereof.

With best regards,

CONFIRMED AND AGREED TO AS OF THE DATE HEREOF:

“LANDLORD”

L.A.T. INVESTMENT CORPORATION,

a California corporation

By:

“TENANT”

By:

Its:

B-1

EXHIBIT “C”

RULES AND REGULATIONS OF BUILDING

1.

The sidewalks, halls, passages, exits, entrances, elevators, escalators and stairways of the Building shall not be obstructed by any of the tenants or used by them for any purpose other that for ingress to and egress from their respective premises.  The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not for the general public and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the reasonable judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities.  No tenant and no agent, employee, contractor, invitee or licensee of any tenant shall go upon the roof of the Building.  Landlord shall have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to any tenant therefor, to change the arrangement of location of entrances or passageways, doors or doorways, corridors, elevators, stairs, toilets and other common areas of the Building.

2.

No tenant, its employees or invitees shall smoke tobacco or other smoke products in the common areas of the Building, including without limitation, corridors, elevators, stairs, restroom, lobby, elevator landings and other common areas of the Building.  Any person found smoking in the foregoing areas shall be subject to fine by the applicable code enforced by the City of Los Angeles and shall be asked to leave the Building.

3.

No sign, placard, picture, name, advertisement of notice visible from the exterior of any tenant’s premises shall be inscribed, painted, affixed or otherwise displayed by any tenant on any part of the Building without the prior written consent of Landlord.  Landlord will adopt and furnish to tenants general guidelines relating to signs inside the Building.  Tenant shall conform to such guidelines.  All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of any such tenant by a person approved by Landlord.  Material visible from outside the Building will not be permitted.

4.

No tenant’s premises shall be used for the storage of merchandise held for sale to the general public or for lodging.  No cooking shall be done or permitted on the premises except that private use by any tenant of Underwriters’ Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages, for preparation of meals by employees of any such tenant in a manner customary for an employee lounge or lunchroom, and for catering to serve food in connection with meeting or receptions will be permitted, provided that such use is in accordance with all applicable federal, state and municipal laws, codes, ordinances, rules and regulations.

5.

No tenant shall employ any person or persons other that the janitor of Landlord for the purpose of cleaning its premises unless otherwise agreed to by Landlord in writing.  Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same.  No tenant shall cause any unnecessary labor by reason of such tenant’s carelessness or indifference in the preservation of good order and cleanliness.  Landlord shall not be responsible to any tenant for any loss of property on the premises, however occurring, or for any damage done to the effects of any tenant by the janitor or any other employee or any other person.  Tenant shall pay to Landlord the cost of removal of any of tenant’s refuse and rubbish, to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of tenant’s premises as offices.  Janitor service will not be furnished on nights when rooms are occupied after 6:00 p.m. unless, by agreement in writing, service is extended to a later hour for specifically designated rooms.

6.

Landlord will furnish each tenant without charge with two (2) keys to each door lock provided in the premises by Landlord.  Landlord may make a reasonable charge for any additional keys.  No tenant shall have any such keys copied of any keys made.  No tenant shall alter any lock or install a new or additional lock or any bolt on any door of its premises.  Each tenant, upon the termination of its lease, shall deliver to Landlord all keys to doors in the Building.

7.

Landlord shall designate appropriate entrances and a freight elevator for deliveries or other movement to or from the premises of equipment, materials, supplies, furniture or other property, and tenants shall not use any other entrances or elevators for such purposes.  The freight elevators shall be available for use by all tenants in the Building subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate.  All persons employed and means or methods used to move equipment, materials, supplies, furniture or other property in or out of the Building must be approved by Landlord prior to any such movement.  Landlord shall have the right to prescribe the maximum weight, size and position of all equipment, materials, furniture or other property brought into the Building.  Heavy objects shall, if considered necessary by Landlord, stand on a platform of such thickness as is necessary properly to distribute the weight.  Landlord will not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining such property shall be repaired at the expense of tenants.

8.

No tenant shall use or keep in the premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation or maintenance of office equipment.  No tenant shall use any method of heating or air conditioning other than that supplied by Landlord.  No tenant shall use or keep or permit to be used or kept any foul or noxious gas or substance in the premises, or permit or suffer the premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other tenants or those having business in the Building, nor shall any animals or birds be brought or kept in the premises or the Building.

9.

Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name or street address of the Building.

10.

The Building’s air conditioning system achieves maximum cooling when the blinds are closed.  Landlord shall not be responsible for the room temperature if tenant does not keep all blinds on the windows exposed to sunshine closed whenever the system is in operation.  Tenant agrees to cooperate fully at all times with Landlord and to abide to all regulations and requirements which Landlord may prescribe for the proper functioning and protection of said air conditioning system.  Tenant agrees not to connect any apparatus devise, conduit or pipe to the Building chilled and hot water devices, conduits or pipes to the Building chilled and hot water conditioning supply lines.  Tenant further agrees that neither tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter mechanical installations or facilities of the Building or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities.

11.

Electric current is furnished as required by the Building standard office lighting and fractional horsepower office business machines in the amount of approximately three (3) watts per square foot.  The tenant agrees, should its electrical installation or electrical consumption be in excess of the aforesaid quantity or extend beyond normal business hours, to reimburse Landlord monthly for the measured consumption under the terms, classifications and rates charged to similar consumers by said public utilities serving in the neighborhood in which the Building is located.  If a separate meter is not installed at tenant’s cost, such excess cost will be established by an estimate agreed upon Landlord and tenant, and if the parties fail to agree, as established by an independent licensed engineer.  Tenant agrees not to use any apparatus or device in, or upon, or about the premises which will in any way increase the amount of such services usually furnished or supplied to said premises and tenant further agrees not to connect any apparatus or device or wires, conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services without written consent of Landlord.  Should tenant use the same to excess, the refusal on the part of tenant to pay, upon demand of Landlord, the amount established by Landlord for such excess charge shall constitute a breach of the obligation to pay rent current under tenant’s lease and shall entitle Landlord to the rights therein granted for such breach.  At all times tenant’s use of electric current shall never exceed the capacity of the feeders to the Building or the rises or wiring installation and tenant shall not install or use or permit the installation or use of any main frame computer or electronic data processing equipment in the premises without the prior written consent of Landlord.

12.

Water will be available in public areas for drinking and lavatory purposes only, but if tenant requests, uses or consumes water for any other purpose in addition to ordinary drinking and lavatory purposes, of which fact tenant constitutes Landlord to be the sole judge, Landlord may install a water meter and thereby measure tenant’s water consumption for all purposes.  Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of tenant’s occupancy, tenant shall keep said meter installation equipment in good working order and repair at tenant’s own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from tenant.  Tenant agrees to pay for water consumed, as shown on said meter, as and when bills are rendered, and on default in making such payment, Landlord may pay such charges and collect the same from tenant.  Any such costs or expenses incurred, or payments made by Landlord for any of the reasons or purposes hereinabove stated shall be deemed to be Additional Rent, payable by tenant, and collectible by Landlord as such.

13.

Landlord reserves the right to stop service of the elevator, plumbing, ventilating, air conditioning and electric systems, when necessary, by reason of accident or emergency or for repairs, alterations or improvements, in the judgment of Landlord desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed, and shall further have no responsibility or liability for failure to support elevator facilities, plumbing, ventilating, air conditioning or electric service, when prevented from doing so by strike or accident or by any cause beyond Landlord’s reasonable control or by laws, rules, orders, ordinances, directions, regulations or requirements of federal, state, country or municipal authority or failure of gas, oil or other suitable fuel supplied or inability by exercise of reasonable diligence to obtain gas, oil or other suitable fuel.  It is expressly understood and agreed that any covenants on Landlord’s part to furnish any service pursuant to any of the terms, covenants, conditions, provisions or agreements of tenant’s lease or to perform any act or thing for the benefit of tenant, shall not be deemed breached if Landlord is unable to furnish or perform the whatsoever beyond Landlord’s control.

14.

Landlord reserves the right to exclude from the Building between the hours of 6:00 p.m. and 8:00 a.m. Monday through Friday and at all hours on Saturdays, Sundays and legal holidays all persons who do not present identification acceptable to Landlord.  Each tenant shall provide Landlord with a list of all persons authorized by such tenant to enter its premises and shall be liable to Landlord for all acts of such person.  Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person.  In the case of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord’s opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by such action as Landlord may deem appropriate, including closing doors.

15.

The directory of the Building will be provided for the display of the name and location of tenants.  Landlord reserves the right to restrict the amount of directory space utilized by any tenant.

16.

No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any window of the Building without the prior written consent of Landlord.  In any event, with the prior written consent of Landlord, such items shall be installed on the office side of Landlord’s standard window covering and shall in no way be visible from the exterior of the Building.  Tenants shall keep window coverings closed when the effect of sunlight (or the lack thereof) would impose unnecessary loads of the Building’s heating or air conditioning system.

17.

No tenant shall take delivery for use in the premises ice, drinking water, food, beverage, towel or other similar services, except at such reasonable hours and under such reasonable regulations as may be established by Landlord.

18.

Each tenant shall ensure that the doors of its premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before such tenant or such tenant’s employees leave the premises so as to prevent waste or damage, and for any default or carelessness in this regard, such tenant shall compensate for all injuries sustained by other tenants or occupants of the Building or Landlord.  On multiple-tenancy floors, all tenants shall keep the doors to the Building corridors closed at all times except for ingress and egress.

19.

The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be paid by the tenant who, or whose agent, employee, contractor, invitee or licensee, caused it.

20.

Except with the prior written consent of Landlord, no tenant shall sell at retail newspapers, magazines, periodicals, theater or travel tickets or any other goods or merchandise to the general public in or on the premises, nor shall any tenant carry on or permit or allow any employee or other person to carry on the business of stenography, typewriting, printing or photocopying or any similar business in or from the premises for the service or accommodation of occupant of any other portion of the Building., nor shall the premises of any tenant be used for manufacturing of any kind, or any business activity other than that specifically provided for in the tenant’s lease.

21.

No tenant shall install any radio or television antenna, loudspeaker, or other device on the roof or exterior walls of the Building.  No television or radio or recorder shall be played in such a manner as to cause a nuisance to any other tenant.

22.

There shall not be used in any space, or in the public halls of the Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord approves.  No other vehicles of any kind shall be brought by any tenant into the Building or kept in or about its premises.

23.

Each tenant shall store all its trash and garbage within its premises.  No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of office building trash and garbage in the City of Los Angeles, County of Los Angeles, without being in violation of any law of ordinance governing such disposal.  All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

24.

Canvassing, soliciting, distribution of handbills or any other written material and peddling in the Building are prohibited, and each tenant shall cooperate to prevent the same.

25.

The requirements of tenants will be attended to only upon application in writing at the office of the Building.  Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

26.

Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

27.

These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the agreements, covenants, conditions and provisions of any lease of premises in the Building.

28.

Landlord reserves the right to make such other rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building and for the preservation of good order therein.

29.

All construction projects and tenant improvement work must conform to the General Construction and Building Rules.

SAMPLE

EXHIBIT “D”

CORPORATE RESOLUTION

CERTIFICATE OF SECRETARY OF:

{INSERT LEAGAL NAME OF CORPORATION}

The undersigned, {Insert Name}, hereby certifies that {he/she} is the duly elected, qualified and acting Secretary of {Insert Name}, a California corporation (the “Corporation”, and as such officer {he/she} is familiar with the corporate records of the Corporation and is an appropriate officer to make this certificate.

The undersigned hereby further certifies as follows:

1.

The following is a true and correct excerpt of resolutions adopted by the Board of Directors of the Corporation (the “Board”) at a meeting called and held on {insert date} and said resolutions have not been amended, altered or repealed and remain in full force and effect on the date hereof:

WHEREAS, there has been submitted to the Board of Directors of the Corporation a proposal for leasing certain premises (“Premises”) known as a      rentable square foot portion of the (           th) floor (more commonly known as Suite     ) in the office building (“Building”) located at 5777 West Century Boulevard, Los Angeles, California 90045, for the use by the Corporation as an office, the covenants, terms and conditions of which will be substantially similar to the covenants, terms and conditions contained in the draft of the office lease presented to the Board; and

WHEREAS, the Board deems the execution, delivery and performance of the lease by the Corporation to be in the best interests of the Corporation;

NOW THEREFORE, RESOLVED, that the President or any Vice President of the Corporation be, and each hereby is, authorized to execute for in the name of the Corporation, that certain lease (“Lease”) dated {insert date} by and between the Corporation and L.A.T. INVESTMENT CORPORATION, a California corporation (“Landlord”), covering the Premises in the Building (subject to, however, such modifications in such form and terms as may be approved by the officer executing the Lease) and the execution thereof by such officer shall constitute conclusive evidence of {his/her} approval of any modifications thereto.

FURTHER RESOLVED, that the performance by the Corporation of all of its obligations under the Lease are hereby authorized and approved.

FURTHER RESOLVED, that each officer of the Corporation be, and hereby is, authorized and directed to take further action for or on behalf of the Corporation, as is necessary, desirable or convenient to effectuate the intent of the foregoing resolutions or to promptly consummated the transactions contemplated thereby, whether or not such action is specifically authorized herein.

FURTHER RESOLVED, that the authority given by the foregoing resolutions shall be deemed retroactive, and any and all acts as described herein performed prior to the adoption of the resolution are hereby ratified and confirmed.  These resolutions shall remain in full force and effect until the fifth (5th) business day following written notice (provided in the manner prescribed in Section 31.23 of the Lease) of its revocation shall be received by Landlord at its address for service of notices as specified in Article 2 of the Lease.

D-1

2.

The person named below are duly elected and qualified incumbents of the respective officers of the Corporation set out to the left of their respective names and the signatures to the right of their respective names are the genuine signatures of such officers, and such persons are the officers referred to in the foregoing resolutions as being authorized to execute documents pursuant to such resolutions.

TITLE

NAME

SIGNATURE

President

{Insert Name}

Vice President

{Insert Name}

Secretary

{Insert Name}

Treasurer

{Insert Name}

IN WITNESS WHEREOF, this resolution of the Board has been executed by the officers of the Corporation as of {insert date}.

By:

Secretary of {insert name},

a California corporation

D-2